Exhibit 3.142

CERTIFICATE OF LIMITED PARTNERSHIP

OF

RURAL/METRO OF INDIANA, L.P.

THIS CERTIFICATE OF LIMITED PARTNERSHIP dated December 26, 1995, is being duly executed and filed by Aid Ambulance at Vigo County, Inc., an Indiana corporation, as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del.C. § 17-101, et seq.).

1.	Name. The name of the limited partnership formed hereby is Rural/Metro of Indiana, L.P.

2.	Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.	Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

4.	General Partner. The name of the business address of the sole general partner of the Partnership is Aid Ambulance at Vigo County, Inc., 8401 East Indian School Road, Scottsdale, Arizona 85251.

Aid Ambulance at Vigo County, Inc., an Indiana corporation

By:
Name:
Its:

AMENDMENT TO

THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

RURAL/METRO OF INDIANA, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Rural/Metro of Indiana, L.P., pursuant to the provision of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The Certificate of Limited Partnership for Rural/Metro of Indiana, L.P. was duly filed with the Office of the Secretary of State, State of Delaware, on December 26, 1995.

SECOND: Aid Ambulance at Vigo County, Inc., an Indiana corporation, the initial sole general partner, has withdrawn from the Partnership.

THIRD: The name and address of the new sole general partner of the Partnership is The Aid Ambulance Company, Inc., a Delaware corporation, 8401 East Indian School Road, Scottsdale, Arizona 85251.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on the 19 day of January, 1996.

General Partner:

The Aid Ambulance Company, Inc., a Delaware corporation

By:
Name:	James H. Bolin
Its:	President

AMENDMENT TO

THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

RURAL/METRO OF INDIANA, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Rural/Metro of Indiana, L.P., pursuant to the provision of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The Certificate of Limited Partnership for Rural/Metro of Indiana, L.P. was duly filed with the Office of the Secretary of State, State of Delaware, on December 26, 1995.

SECOND: Aid Ambulance at Vigo County, Inc., an Indian corporation, the initial sole general partner, has withdrawn from the Partnership.

THIRD: The name and address of the new sole general partner of the Partnership is The Aid Ambulance Company, Inc., a Delaware corporation, 8401 East Indian School Road, Scottsdale, Arizona 85251.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on the 19 day of January, 1996.

General Partner:

The Aid Ambulance Company, Inc., a Delaware corporation

By:
Name:	James H. Bolin
Its:	President